EXHIBIT 24.1

                            Power of Attorney


        The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-8 Registration Statement with respect to the Paychex, Inc. 1995 Stock Incentive Plan and the registration of 1,250,000 shares of common stock, to be issued thereunder together with any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  October 31, 1995                         /s/ Grant M. Inman
                                                ____________________________
                                                     Grant M. Inman

                              EXHIBIT 24.1

                            Power of Attorney


        The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-8 Registration Statement with respect to the Paychex, Inc. 1995 Stock Incentive Plan and the registration of 1,250,000 shares of common stock, to be issued thereunder together with any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  November 3, 1995                            /s/ Donald W. Brinckman
                                                   ____________________________
                                                        Donald W. Brinckman

                              EXHIBIT 24.1

                            Power of Attorney


        The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-8 Registration Statement with respect to the Paychex, Inc. 1995 Stock Incentive Plan and the registration of 1,250,000 shares of common stock, to be issued thereunder together with any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  November 6, 1995                        /s/ J. Robert Sebo
                                                ____________________________
                                                    J. Robert Sebo

                              EXHIBIT 24.1

                            Power of Attorney


        The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-8 Registration Statement with respect to the Paychex, Inc. 1995 Stock Incentive Plan and the registration of 1,250,000 shares of common stock, to be issued thereunder together with any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

Dated:  November 8, 1995                        /s/ Harry P. Messina, Jr.
                                                ____________________________
                                                    Harry P. Messina, Jr.

                              EXHIBIT 24.1

                            Power of Attorney


        The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-8 Registration Statement with respect to the Paychex, Inc. 1995 Stock Incentive Plan and the registration of 1,250,000 shares of common stock, to be issued thereunder together with any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  November 2, 1995                        /s/ Phillip Horsley
                                                ____________________________
                                                    Phillip Horsley

                              EXHIBIT 24.1

                            Power of Attorney


        The undersigned director of Paychex, Inc. does hereby constitute and appoint B. Thomas Golisano and G. Thomas Clark, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the S-8 Registration Statement with respect to the Paychex, Inc. 1995 Stock Incentive Plan and the registration of 1,250,000 shares of common stock, to be issued thereunder together with any amendments thereto, and to file the same with all exhibits thereto and any other documents in connection therewith with the Securities and Exchange Commission ("Commission") and to otherwise comply with the Securities Act of 1933, and the rules and regulations and requirements of the Commission in connection therewith, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  November 2, 1995                        /s/ Steven D. Brooks
                                                ____________________________
                                                    Stephen D. Brooks